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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2015
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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Performance Targets under the Company’s Fiscal Year 2015 Executive Annual Incentive Plan (the “2015 AIP”)

On March 30, 2015, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of American Apparel, Inc. (the “Company”) approved performance targets under the 2015 AIP that will be used to determine the amount of cash bonus awards that may be earned by the participants in the 2015 AIP, including the Company’s executive officers. The amounts earned under the 2015 AIP will be determined based on achievement of an adjusted EBITDA goal and individual performance in fiscal year 2015. The target bonus amounts under the 2015 AIP for Paula Schneider, our Chief Executive Officer, Hassan Natha, our Chief Financial Officer, Chelsea Grayson, our General Counsel, and Martin Bailey, our Chief Manufacturing Officer, are 67%, 50%, 50% and 25% of each such executive officer’s annual base salary, respectively. The foregoing description of the 2015 AIP is qualified in its entirety by reference to the 2015 AIP, a copy of which is filed as Exhibit 10.1 to this filing and incorporated herein by reference.

Adoption of Amended Award Agreements under the American Apparel, Inc. 2011 Omnibus Stock Incentive Plan, as amended and restated (the “2011 Plan”)

On March 30, 2015, the Compensation Committee approved amended forms of the Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (the “RSU Form”) and the Stock Option Grant Notice and Option Agreement (the “Option Form”) to be used for approved restricted stock unit and option awards under the 2011 Plan. The RSU Form and the Option Form are filed as Exhibits 10.2 and 10.3 to this filing and are incorporated herein by reference.

Equity Grants to Executive Officers

On March 30, 2015, the Compensation Committee approved annual grants of restricted stock units (“RSUs”) and stock options (“Options”) to the Company’s employees, including its executive officers, under the 2011 Plan. Each of Ms. Schneider, Mr. Natha, Ms. Grayson and Mr. Bailey were granted RSUs for 300,000, 150,000, 150,000 and 82,750 shares of the Company’s common stock, respectively, and Options for 300,000, 150,000, 150,000 and 82,750 shares of the Company’s common stock, respectively. The Options and RSUs will vest, subject to each executive officer’s continued service, over three years, with 1/3 of the total number of shares subject to each award vesting on the first anniversary of the date of grant. If the executive officer’s employment is terminated without Cause (as defined in the 2011 Plan) or the executive officer resigns for Good Reason (as defined in the 2011 Plan) in either case, immediately prior to, on, or within 12 months after a Change in Control (as defined in the 2011 Plan), and such termination is other than as a result of death or disability, and provided the executive officer signs, and does not revoke, the Company’s standard form of release of all claims within 60 days after termination, the awards will become fully vested. In addition, the Compensation Committee made a one-time RSU grant for 50,000 shares of the Company’s common stock to each of Ms. Schneider, Mr. Natha and Ms. Grayson, in recognition of each executive officer’s service to the Company since her or his date of hire. Such RSUs will vest, subject to each executive officer’s continued service, on April 15, 2015. Each of the RSUs and Options are subject to the terms of the RSU Form and Option Form.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1        American Apparel, Inc. Fiscal Year 2015 Executive Annual Incentive Plan
10.2        Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement
under the American Apparel, Inc. 2011 Omnibus Stock Incentive Plan, as
amended and restated
10.3        Form of Stock Option Grant Notice and Option Agreement    under the American
Apparel, Inc. 2011 Omnibus Stock Incentive Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: April 3, 2015	By:	/s/ Chelsea A. Grayson
		Name:	Chelsea A. Grayson
		Title:	General Counsel, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.    Description

10.1        American Apparel, Inc. Fiscal Year 2015 Executive Annual Incentive Plan
10.2        Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement
under the American Apparel, Inc. 2011 Omnibus Stock Incentive Plan, as
amended and restated
10.3        Form of Stock Option Grant Notice and Option Agreement    under the American
Apparel, Inc. 2011 Omnibus Stock Incentive Plan, as amended and restated